Exhibit 10.21(c)

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO

EXCLUSIVE START-UP LICENSE AGREEMENT BETWEEN

CYTOCARDIA, INC. AND UNIVERSITY OF WASHINGTON

THIS AMENDMENT NO. 2 (“Amendment No. 2”), with an effective date of July 16, 2020 (“Amendment No. 2 Effective Date”), is entered into by and between Cytocardia, Inc. (“Company”) and University of Washington (“University”).

WHEREAS, COMPANY and UNIVERSITY have entered into an Exclusive Start-Up License Agreement for [***], dated October 9, 2018 (the “Original Agreement”), and amended on November 7, 2019 (“Amendment No. 1”); and

WHEREAS, by this Amendment No. 2, the Parties wish to amend the Original Agreement and Amendment No. 1, as set forth in Section 2 herein; and

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement and Amendment No. 1 remain in full force and effect;

NOW, THEREFORE, COMPANY and UNIVERSITY hereby agree as follows:

1. Capitalized terms used in this Amendment No. 2 shall have the same meaning as those in the Original Agreement and Amendment No. 1, as the case may be, unless specifically defined otherwise in this Amendment No. 2. All article and section references shall refer to the corresponding Article and Section in the Original Agreement and Amendment No. 1. All references to the “Agreement” in the Original Agreement, Amendment No. 1, and this Amendment No. 2 shall mean the Original Agreement as amended hereby.

2. Amendment

2.1 Exhibit D “Licensed Program Materials.” Exhibit D of the Agreement is hereby amended to list new items. The following is added to the table listing Licensed Program Materials.

[***]

3. Miscellaneous.

3.1 Effect and Interpretation. This Amendment No. 2 shall be effective for all purposes as of the Amendment No. 2 Effective Date. To the extent that there are any inconsistencies between this Amendment No. 2 and the Original Agreement and Amendment No. 1, the terms of this Amendment No. 2 shall supersede those set forth in the Original Agreement and Amendment No. 1. Except as otherwise expressly modified by this Amendment No. 2, the Original Agreement and Amendment No. 1 shall remain in full force and effect in accordance with their terms. As of the Amendment No. 2 Effective Date, the term “Agreement” (as used herein and in the Original Agreement and Amendment No. 1) shall mean the Original Agreement and Amendment No. 1 as amended by this Amendment No. 2.

3.2 Counterparts. This Amendment No. 2 may be executed in one or more counterparts by original, facsimile or PDF signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, COMPANY and UNIVERSITY have caused this Amendment No. 2 to be executed by their respective duly authorized representatives as of the Amendment No. 2 Effective Date.

CYTOCARDIA, INC.		UNIVERSITY OF WASHINGTON

By:	/s/ Nathan Hardy	By:	/s/ Fiona Wills
Name:	Nathan Hardy	Name:	Fiona Wills
Title:	Chief Financial Officer, Cytocardia	Title:	Associate Vice Provost, Innovation Development
Date:	July 16, 2020	Date:	July 17, 2020